Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of iPayment Inc. (the “Company”) on Form 10-K for the period ended December 31, 2003 (the “Report”), I, Gregory S. Daily, Chief Executive Officer of the Company do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

•	the information contained in the Report fairly presents, in all material respects, our financial condition and results of operations of the Company.

Date: March 30, 2004

/s/ Gregory S. Daily Gregory S. Daily President and Chief Executive Officer (Principal Executive Officer)